                                                                 Exhibit 10.1.34

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NEITHER SUCH SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR CONVERSION THEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.


                              NEOPROBE CORPORATION

               UNIT PURCHASE OPTION FOR THE PURCHASE OF SHARES OF Preferred Stock and Warrants


NO.    1.5 OPTION UNITS                                       FEBRUARY, 16, 1999


              FOR VALUE RECEIVED, NEOPROBE CORPORATION, a Delaware corporation (the "COMPANY"), hereby certifies that PARAMOUNT CAPITAL, INC., or permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on FEBRUARY 16, 1999 and prior to 5:00 P.M., New York City time, on FEBRUARY 16, 2004, up to one and one-half (1.5) Option Units, each Option Unit consisting of One Thousand (1,000) fully paid and non-assessable share of the 5% Series B Convertible Preferred Stock, $.001 par value, $100.00 stated value, of the Company and Ninety Seven Thousand Eighty Seven (97,087) Class L Warrants for an aggregate purchase price of $150,000 (computed on the basis of $100,000 per Option Unit). Each Class L Warrant is exercisable to purchase one (1) share of Common Stock, $.001 par value, of the Company for an aggregate purchase price of $1.03 (computed on the basis of $1.03 per share of Common Stock). (Hereinafter, (i) said Option Units are referred to as the "OPTION UNITS", (ii) said 5% Series B Convertible Preferred Stock, together with any other equity securities which may be issued by the Company with respect thereto (other than on conversion thereof) or in substitution therefor, is referred to as the "PREFERRED STOCK", (iii) said Class L Warrants are referred to as the "WARRANTS", (iv) the Common Stock purchasable upon exercise of the Warrants and into which the Preferred Stock is convertible, is referred to as the "COMMON STOCK", (v) the shares of the Preferred Stock purchasable hereunder or under any other Option (as hereinafter defined) are referred to as the "PREFERRED SHARES", (vi) the shares of Common Stock purchasable upon exercise of the Warrants or under any other Option (as hereinafter defined) are referred to as the "WARRANT SHARES", (vii) the shares of Common Stock purchasable hereunder or under any other Option (as hereinafter defined) following the conversion of all shares of Preferred Stock underlying this Option into Common Stock, or other capital stock of the Company as the case may be, and each share of Common Stock, or other capital stock of the Company as the case may be, receivable upon the exercise of the Warrants underlying this Option are referred to as the "CONVERSION SHARES", (viii) the Common Stock or other capital stock issuable upon exercise of one (1) Warrant Share or conversion of one (1) share of Preferred Stock or Preferred Share, as the case may be is referred to as a "SHARE", (ix) the aggregate purchase price payable for the Option Units hereunder is referred to as the "AGGREGATE OPTION PRICE",
(x) the price payable (initially $100,000 per Option Unit, subject to adjustment) for each of the Option Units, hereunder is referred to as the "PER OPTION UNIT PRICE", (xi) the price payable (initially $1.03 per Warrant Share, subject to adjustment) for each of the Warrant Shares, hereunder is referred to as the "WARRANT EXERCISE PRICE", (xii) this Option, all similar Options issued on the date hereof and all warrants hereafter issued in exchange or substitution for this Option or such similar Options are



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referred to as the "OPTIONS" and (xiii) the holder of this Option is referred to as the "HOLDER" and the holder of this Option and all other Options, Warrant Shares, Preferred Shares and Conversion Shares are referred to as the "HOLDERS" and Holders of more than fifty percent (50%) of the outstanding Options are referred to as the "MAJORITY OF THE HOLDERS." The Aggregate Option Price is not subject to adjustment. The Per Option Unit Price is subject to adjustment as hereinafter provided.

              This Option, together with options of like tenor, constituting in the aggregate Options to purchase 1.5 Option Units, was originally issued pursuant to a financial advisory agreement between the Company and Paramount Capital, Inc. ("PARAMOUNT ").

              1.     EXERCISE OF OPTION.

              (a) This Option may be exercised, in whole at any time or in part from time to time, commencing on February 16, 1999 and prior to 5:00 P.M., New York City time, on February 16, 2004 by the Holder:

              (i) by the surrender of this Option (with the subscription form at the end hereof duly executed) at the address set forth in Subsection 10(a) hereof, together with proper payment of the Aggregate Option Price, or the proportionate part thereof if this Option is exercised in part, with payment for the number of Option Units made by certified or official bank check payable to the order of the Company; or

              (ii) by the surrender of this Option (with the cashless exercise form at the end hereof duly executed) (a "CASHLESS EXERCISE") at the address set forth in Subsection 10(a) hereof. The Option Exchange shall take place on the date specified in the Cashless Exercise Form or, if later, the date the Cashless Exercise Form is surrendered to the Company (THE "EXCHANGE DATE"). Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay the Aggregate Option Price, or the proportionate part thereof if this Option is exercised in part. In the event of a Cashless Exercise this Option shall represent the right to subscribe for and acquire the number of Option Units (rounded to the next highest integer) equal to (x) the number of Option Units specified by the Holder in its Cashless Exercise Form up to the maximum number of Option Units subject to this Option (THE "TOTAL NUMBER") less (y) the number of Option Units equal to the quotient obtained by dividing (A) the product of the Total Number and the existing Per Option Unit Price by (B) the Market Price Per Option Unit. "MARKET PRICE PER OPTION UNIT" shall mean first, if there is a trading market as indicated in Subsection (A) below for the Option Units, such Market Price of the Units and if there is no such trading market in the Options Units, then Market Price Per Option Unit shall equal the sum of the aggregate Market Price of all shares of Preferred Stock (the "MARKET PRICE PER SHARE OF PREFERRED STOCK") (or, as the case may be, if after the Conversion Date (as hereinafter defined), the Common Stock) (the "MARKET PRICE PER SHARE OF COMMON STOCK") and Warrants (the "MARKET PRICE PER WARRANT") which comprise an Option Unit, with the meanings indicated in Subsections (B) through (F) below.

                     (A) If the Option Units are listed on a national securities exchange or listed or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market or the Nasdaq Small Cap Market, the Market Price Per Option Unit shall be the average of the last reported sale price or the average of the last reported bid price of the Option Units on such exchange or market for the twenty (20) consecutive trading days ending with the Exchange Date; or

                     (B) If the Preferred Stock, Warrants or Common Stock are listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the Nasdaq National Market or the Nasdaq Small Cap Market, the Market Price Per Share of Common Stock, or Market Price Per Warrant, respectively,



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
              shall be the average of the last reported closing bid price of Preferred Stock, Warrants or Common Stock, respectively, on such exchange or market for the twenty (20) consecutive trading days ending with the Exchange Date; or

                     (C) If the Preferred Stock, Warrants or Common Stock are not so listed or admitted to unlisted trading privileges, the Market Price Per Share of Common Stock, or Market Price Per Warrant, respectively, shall be the average of the last reported bid price of the Preferred Stock, Warrants or Common Stock for the twenty (20) consecutive trading days ending with the Exchange Date; or

                     (D) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid price is not so reported, the Market Price Per Share of Common Stock shall be the fair market value as determined by agreement between the Board of Directors of the Company and a Majority of the Holders; or

                     (E) If the Preferred Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the Market Price Per Share of Preferred Stock shall be the Market Price of the Common Stock multiplied by the then effective "conversion rate" for the Preferred Stock (as defined and used in the Articles), or if not so available, the fair market value of the Preferred Stock as determined by agreement between the Board of Directors of the Company and a Majority of the Holders; or

                     (F) If the Warrants are not so listed or admitted to unlisted trading privileges, and bid price is not so reported for Warrants, then Market Price Per Warrants shall be an amount equal to the difference between (i) the Market Price Per Shares of Common Stock which may be received upon the exercise of the Warrants, as determined herein, and (ii) the Warrant Exercise Price.

                     (G) If the Company and the Majority of the Holders are unable to reach agreement on any valuation matter, such valuation shall be submitted to and determined by a nationally recognized independent investment bank selected by the Board of Directors of the Company and the Majority of the Holders (or, if such selection cannot be agreed upon promptly, or in any event within ten days, then such valuation shall be made by a nationally recognized independent investment banking firm selected by the American Arbitration Association in New York City in accordance with its rules), the costs of which valuation shall be paid for by the Company.

              (b) If this Option is exercised in part, the Holder is entitled to receive a new Option covering the Option Units, which have not been exercised and setting forth the proportionate part of the Aggregate Option Price applicable to such Option Units. Upon surrender of this Option, the Company will (i) issue a certificate or certificates in the name of the Holder for the largest number of whole shares of the Preferred Stock (or the Conversion Shares following conversion of all the Preferred Stock) and Warrants to which the Holder shall be entitled and, if this Option is exercised in whole, in lieu of any fractional shares of the Preferred Stock (or the Conversion Shares following conversion of all the Preferred Stock) or Warrants to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional shares (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Option, or the proportionate part thereof if this Option is exercised in part, pursuant to the provisions of this Option.



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              (c)    If this Option is exercised on or after the date on which
all shares of Preferred Stock have been converted into Conversion Shares (the "Conversion Date"), then this Option shall be exercisable only for Warrants and Conversion Shares at the then applicable Per Option Unit Price (including any adjustment pursuant to Section 3 below).

              2. RESERVATION OF WARRANT SHARES, PREFERRED SHARES AND CONVERSION SHARES; LISTING. The Company agrees that, prior to the expiration of this Option, the Company will at all times (a) have authorized and in reserve, and will keep available, solely for issuance and delivery upon the exercise of this Option, the Warrant Shares and the Preferred Shares and other securities and properties as from time to time shall be receivable upon the exercise of this Option, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal and (b) have authorized and in reserve, and will keep available, solely for issuance or delivery upon exercise of the Warrants and conversion of the Preferred Shares or the exercise of this Option following the conversion of all Preferred Shares into Common Stock, the shares of Common Stock and other securities and properties as from time to time shall be receivable upon such exercise and conversion, free and clear of all restrictions on sale or transfer, other than under Federal or state securities laws, and free and clear of all preemptive rights and rights of first refusal; and (c) if the Company hereafter lists its Common Stock on any national securities exchange, use its best efforts to keep the Conversion Shares authorized for listing on such exchange upon notice of issuance.

              3.     PROTECTION AGAINST DILUTION.

              (a) The anti-dilution provisions of the Warrant shall protect the Holder from dilution of the purchase rights represented by the Warrants. Prior to the Conversion Date and in addition to the protection set forth in the Articles and the protection set forth in 3(a)(iv), the following anti-dilution provisions shall protect the Holder from dilution resulting from the issuance of Preferred Stock, Common Stock and Common Stock equivalents:

              (i) If at any time or from time to time after the date of this Option, the Company shall issue or distribute to any holder of shares of Preferred Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Preferred Stock, referred to in Subsection 3(a)(ii), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor in the full amount thereof (any such non-excluded event being herein called a "PREFERRED STOCK SPECIAL DIVIDEND")), the Per Option Unit Price shall be adjusted by multiplying the Per Option Unit Price then in effect by a fraction, the numerator of which shall be the then current Market Price Per Option Unit in effect on the record date, or the date of effectiveness, as the case may be, of such issuance or distribution less the fair market value (as determined in good faith by the Company's Board of Directors) of the evidence of indebtedness, cash, securities or property, or other assets issued or distributed in such Preferred Stock Special Dividend applicable to one share of Preferred Stock and the denominator of which shall be the then current Market Price Per Option Unit in effect on the record date, or the date of effectiveness, as the case may be, of such issuance or distribution. An adjustment made pursuant to this Subsection 3(a)(i) shall become effective immediately after the record date, or the date of effectiveness, as the case may be, of any such Preferred Stock Special Dividend.

              (ii) In case the Company shall hereafter (A) pay a dividend or make a distribution on its capital stock in shares of Preferred Stock, (B) subdivide its outstanding shares of Preferred Stock into a greater number of shares, (C) combine its outstanding shares of Preferred Stock into a smaller number of shares or (D) issue by reclassification of its Preferred Stock any shares of capital stock of the Company

(other than the Conversion Shares), the Per Unit Price shall be adjusted by multiplying the Per Unit Price by a fraction, the numerator of which shall be the number of shares of Preferred Stock or other capital stock of the Company which this Option was convertible into prior to such action and the denominator of which shall be the number of shares of Preferred Stock or other capital stock of the Company which he would have owned immediately following such action had such Option been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a)(ii) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

              (iii) Except as provided in Subsections 3(a)(i) and 3(f), in case the Company shall hereafter issue or sell any Preferred Stock, any securities convertible into Preferred Stock, any rights, options or warrants to purchase Preferred Stock or any securities convertible into Preferred Stock, in each case for a price per share or entitling the holders thereof to purchase Preferred Stock at a price per share (determined by dividing (A) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "PREFERRED STOCK TOTAL CONSIDERATION") by (B) the number of additional shares of Preferred Stock issuable upon exercise or conversion of such securities) which is less than either the then current Market Price Per Option Unit in effect on the date of such issuance or sale or the Per Option Unit Price, the Per Option Unit Price shall be adjusted as of the date of such issuance or sale by multiplying the Per Option Unit Price then in effect by a fraction, the numerator of which shall be (x) the sum of (A) the number of shares of Preferred Stock outstanding on the record date, or the date of effectiveness, as the case may be, of such issuance or sale plus (B) the Preferred Stock Total Consideration divided by the Market Price of the Preferred Stock or the Per Option Unit Price, whichever is greater, and the denominator of which shall be (y) the number of shares of Preferred Stock outstanding on the record date, or the date of effectiveness, as the case may be, of such issuance or sale plus the maximum number of additional shares of Preferred Stock issued, sold or issuable upon exercise or conversion of such securities.

              (iv) Notwithstanding the anti-dilution provisions set forth in Subsections 3(a)(i)-(iii), if an event set forth in Subsections 3(a)(i)-(iii) (a "TRIGGER EVENT") shall occur, and provided that the anti-dilution provisions of the Preferred Stock, as set forth in the Articles, shall apply to such Trigger Event, then any adjustments as a result of the Trigger Event shall occur as follows: (A) first, the anti-dilution provisions, as set forth in the Articles shall apply; and (B) second, the anti-dilution provisions set forth in Subsections 3(a)(i)-(iii) shall apply to the extent that the application of such provisions shall result in the Holder receiving additional shares of capital stock of the Company, having the Per Option Unit Price reduced or otherwise further improve the economic position of the Holder.

              (b) Upon the conversion of all the Preferred Stock into Common Stock the Per Option Unit Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Option Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company which the Holder would have owned immediately following such conversion had this Option been exercised (assuming a cash exercise) immediately prior thereto (the PRE-CONVERSION SHARES"). In addition, after the Conversion Date, the following anti-dilution provisions shall protect the Holder from dilution resulting from the issuance of Common Stock and/or Common Stock equivalents:

              (i) If the Company shall issue or distribute to any holder of shares of Common Stock evidence of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(b)(ii), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor in the full amount thereof (any such non-excluded event being herein called a "COMMON STOCK SPECIAL DIVIDEND")), the Per Option Unit Price shall be adjusted by multiplying the Per Option Unit Price then in effect by a fraction, the numerator of which shall be the then

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current Market Price Per Option Unit in effect on the record date, or the date of effectiveness, as the case may be, of such issuance or distribution less the fair market value (as determined in good faith by the Company's Board of Directors) of the evidence of indebtedness, cash, securities or property, or other assets issued or distributed in such Common Stock Special Dividend applicable to one share of Common Stock and the denominator of which shall be the then current Market Price Per Option Unit in effect on the record date, or the date of effectiveness, as the case may be, of such issuance or distribution. An adjustment made pursuant to this Subsection 3(b)(i) shall become effective immediately after the record date, or the date of effectiveness, as the case may be, of any such Common Stock Special Dividend.

              (ii) If the Company shall (A) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (B) subdivide its outstanding shares of Common Stock into a greater number of shares, (C) combine its outstanding shares of Common Stock into a smaller number of shares or (D) issue by reclassification of its Common Stock any shares of capital stock of the Company (other than the Conversion Shares), the Per Option Unit Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Option Price and the denominator of which shall be the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Option been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(b)(ii) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

              (iii) Except as provided in Subsections 3(b)(i) and 3(f), in case the Company shall issue or sell any Common Stock, any securities convertible into Common Stock, any rights, options or warrants to purchase Common Stock or any securities convertible into Common Stock, in each case for a price per share or entitling the holders thereof to purchase Common Stock at a price per share (determined by dividing (A) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "COMMON STOCK TOTAL CONSIDERATION") by
(B) the number of additional shares of Common Stock issuable upon exercise or conversion of such securities) which is less than either the then current Market Price Per Option Unit in effect on the date of such issuance or sale or the Per Option Unit Price, the Per Option Unit Price shall be adjusted as of the date of such issuance or sale by multiplying the Per Option Unit Price then in effect by a fraction, the numerator of which shall be (x) the sum of (I) the number of shares of Common Stock outstanding on the record date of such issuance or sale plus (II) the Total Consideration divided by the current Market Price of the Common Stock or the current Per Option Unit Price, whichever is greater, and the denominator of which shall be (y) the number of shares of Common Stock outstanding on the record date, or the date of effectiveness, as the case may be, of such issuance or sale plus the maximum number of additional shares of Common Stock issued, sold or issuable upon exercise or conversion of such securities.

              (c) No adjustment in the Per Option Unit Price shall be required unless such adjustment would require an increase or decrease of at least $0.05 per Option Unit; provided, however, that any adjustments which by reason of this Section 3(c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided, further, however, that adjustments shall be required and made in accordance with the provisions of this Section 3 (other than this Subsection 3(c)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Option. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Option Unit Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

              (d) Whenever the Per Option Unit Price is adjusted as provided in this Section 3 and upon any modification of the rights of a Holder of Options in accordance with this Section 3, the Company shall promptly prepare a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Options. The Company may, but shall not be obligated to unless requested by a Holders of more than fifty percent (50%) of the outstanding Options, Preferred Shares, Warrant Shares and Conversion Shares, obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Option Unit Price and the number of Warrants and Preferred Shares or Conversion Shares, as the case may be, after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Options.

              (e) If the Board of Directors of the Company shall declare any dividend or other distribution with respect to the Preferred Stock or Common Stock other than a cash distribution out of earned surplus, the Company shall mail notice thereof to the Holders of the Options not less than 10 days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

              (f) No adjustment in the Per Option Unit Price shall be required in the case of the issuance by the Company of Preferred Stock (or, if after the Conversion Date, Common Stock) (i) pursuant to the exercise of any Option or (ii) pursuant to (A) the exercise of any stock options or warrants currently outstanding or (B) securities issued after the date hereof pursuant to any Company benefit plan; provided, however, that with respect to Subsection 3(f)(ii), the issuance of such securities were approved by the Board of Directors of the Company and were issued at a price no less than the Conversion Price or the Market Price of the securities on the date of issuance.

              (g) In case of any capital reorganization or reclassification, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as a entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Option shall have the right thereafter to receive on the exercise of this Option the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Option been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Option to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Option. The above provisions of this Subsection 3(g) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Option to be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Options not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

              (h)    If, as a result of an adjustment made pursuant to this
Section 3, the Holder of any Option thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Preferred Stock (or if after the Conversion Date, Common Stock) and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Option promptly after such adjustment) shall determine the allocation of the adjusted Per Option Unit Price between or among shares or such classes of capital stock or shares of Preferred Stock (or if after the Conversion Date, Common Stock) and other capital stock.

              (i) Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the number of Option Units purchasable upon exercise of this Option, to the extent this Option has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (i) the fact that Common Stock, or the Preferred Stock, as the case may be, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (ii) the fact that such shares of Common Stock or the Preferred Stock, as the case may be, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of Option Units purchasable upon exercise of this Option by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

              (j) Whenever the Per Option Unit Price payable upon exercise of each Option is adjusted pursuant to this Section 3, (i) the number of shares of Preferred Stock (or if after the Conversion Date, Common Stock) included in an Option Unit shall simultaneously be adjusted by multiplying the number of shares of Preferred Stock (or if after the Conversion Date, Common Stock) included in an Option Unit immediately prior to such adjustment by the Per Option Unit Price in effect immediately prior to such adjustment and dividing the product so obtained by the Per Option Unit Price, as adjusted and (ii) the number of shares of Preferred Stock (or if after the Conversion Date, Common Stock) or other securities issuable upon exercise of the Warrants included in the Option Units and the Warrant Exercise Price shall be adjusted in accordance with the applicable terms of the Warrant Agreement.

              (k) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Option in accordance with the essential intent and principles hereof then, in each such case, the Holders of Options representing the right to purchase a majority of the Shares subject to all outstanding Options may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Options. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Option and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

              4. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Preferred Stock represented by each and every certificate for Preferred Shares delivered on the exercise of this Option and the shares of Common Stock delivered upon the exercise of the Warrants or the conversion of the Preferred Shares or the exercise of this Option following the conversion of all shares of Preferred Stock into Common Stock, shall at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Preferred Stock and the Common Stock is at all times equal to or less than the then Per Option Unit Price.

The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share, Preferred Share, Conversion Share or any certificate thereof to the extent required because of the issuance by the Company of such security.

              5.     REGISTRATION UNDER SECURITIES ACT OF 1933, AS AMENDED.
(a) The Holder shall have the registration rights to the extent provided under the Preferred Stock and Warrant Purchase Agreement (the "Purchase Agreement") by and among the purchasers set forth on Exhibit A thereto and the Company, dated as of February __, 1999. By acceptance of this Option, the Holder agrees to comply with the provisions of the Purchase Agreement to same extent as if it were a party thereto.

              (b) Until all Conversion Shares have been sold under a Registration Statement or pursuant to Rule 144, the Company shall use its reasonable best efforts to file with the Securities and Exchange Commission all current reports and the information as may be necessary to enable the Holder to effect sales of its shares in reliance upon Rule 144 promulgated under the Act.

              6. LIMITATIONS OF EXERCISE. Notwithstanding anything to the contrary this Option may not be exercised if such exercise would cause the total number of Common Shares deemed beneficially owned (as defined in Rule 13(d)(3) of the Securities Act of 1933, as amended) by such Purchaser, together with all Common Shares deemed beneficially owned by the Holder's affiliates (such term as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and by any other Person whose ownership of such securities would be aggregated for purposes of determining whether a "group" exists under Section 13(d) of the Exchange Act would exceed 4.9% of the total issued and outstanding shares of Common Stock, provided that the Holder shall have the right to waive this restriction, in whole or in part, upon 61 days prior notice to the Company. A transferee of such securities shall not be bound by this provision unless it expressly agrees to be so bound.

               7.     INVESTMENT INTENT; LIMITED TRANSFERABILITY.

              (a) The Holder represents, by accepting this Option, that it understands that this Option and any securities obtainable upon exercise of this Option or upon conversion of such securities have not been registered for sale under Federal or state securities laws and are being offered and sold to the Holder pursuant to one or more exemptions from the registration requirements of such securities laws. In the absence of an effective registration of such securities, any certificates for such securities shall bear the legend set forth on the first page hereof. The Holder understands that it must bear the economic risk of its investment in this Option and any securities obtainable upon exercise of this Option or upon conversion of such securities for an indefinite period of time, as this Option and such securities have not been registered under Federal or state securities laws and therefore cannot be sold unless subsequently registered under such laws, unless an exemption from such registration is available.

              (b) The Holder, by his acceptance of its Option, represents to the Company that it is acquiring this Option and will acquire any securities obtainable upon exercise of this Option for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the "Act"). The Holder agrees that this Option and any such securities will not be sold or otherwise transferred unless (i) a registration statement with respect to such transfer is effective under the Act and any applicable state securities laws or (ii) the Holder delivers to the Company an opinion of counsel reasonably satisfactory to the Company that such registration statement is not required.

              (c) In addition to the requirements set forth in Section 7(b) above, this Option may not be sold, transferred, assigned or hypothecated for six months from the date hereof except (i) to any firm or corporation that succeeds to all or substantially all of the business of Paramount Capital, Inc., (ii) to any of the officers, employees or affiliated companies of Paramount Capital, Inc., or of any such successor firm, (iii) to any NASD member participating in the Offering or any officer or employee of any such NASD member or (iv) in the case of an individual, pursuant to such individual's last will and testament or the laws of descent and distribution, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose. The Company may treat the registered Holder of this Option as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of an Option or its duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Options. All Options issued upon the transfer or assignment of this Option will be dated the same date as this Option, and all rights of the holder thereof shall be identical to those of the Holder.

              8. LOSS, ETC., OF OPTION. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Option, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Option, if mutilated, the Company shall execute and deliver to the Holder a new Option of like date, tenor and denomination.

              9. OPTION HOLDER NOT STOCKHOLDER. This Option does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof; this Option does, however, require certain notices to Holders as set forth herein.

              10. COMMUNICATION. No notice or other communication under this Option shall be effective unless, but any notice or other communication shall be effective and shall be deemed to have been given if, the same is in writing and is mailed by first-class mail, postage prepaid, addressed to:

              (a) the Company at Neoprobe Corporation, 425 Metro Place North, #300, Dublin, Ohio 43017-1367, Attn: President or such other address as the Company has designated in writing to the Holder, or

              (b) the Holder at c/o Paramount Capital Incorporated, 787 Seventh Avenue, 48th Floor, New York, NY 10019 or other such address as the Holder has designated in writing to the Company.

              11. HEADINGS. The headings of this Option have been inserted as a matter of convenience and shall not affect the construction hereof.

              12. APPLICABLE LAW. This Option shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

              13. AMENDMENT, WAIVER, ETC. Except as expressly provided herein, neither this Option nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the then current Majority of the Holders of the Options only.

              IN WITNESS WHEREOF, the Company has caused this Option to be signed by its President and attested by its Secretary this 16th day of February, 1999.


                                   NEOPROBE CORPORATION



                                   By: /s/ David C. Bupp
                                      ------------------------------------------
                                   Name:  David C. Bupp
                                   Title: President and Chief Executive Officer

ATTEST:


/s/ Patricia A. Coburn
----------------------------------------------
Patricia A. Coburn, Assistant Secretary

[Corporate Seal]

                                  SUBSCRIPTION


        The undersigned, __________________________, pursuant to the provisions of the foregoing Option, hereby agrees to subscribe for and purchase__________ Option Units of Neoprobe Corporation, each Option Unit consisting of one share of the Preferred Stock, $.001 par value, and one Class _ Warrant covered by said Option, and makes payment therefor in full at the price per share provided by said Option. The undersigned hereby confirms the representations and warranties made by it in the Option.

Dated:                                     Signature:
      ----------------                                -------------------------
                                           Address:
                                                    ---------------------------


                               CASHLESS EXERCISE

              The undersigned _______________________, pursuant to the provisions of the foregoing Option, hereby elects to exchange its Option for __________ Option Units, each Option Unit consisting of one share of Preferred Stock, $.001 par value, and one Class __ Warrant, pursuant to the cashless exercise provisions of the Option. The undersigned hereby confirms the representations and warranties made by it in the Option.

Dated:                                     Signature:
      ----------------                                -------------------------
                                           Address:
                                                    ---------------------------



                                   ASSIGNMENT

              FOR VALUE RECEIVED ______________________ hereby sells, assigns and transfers unto ____________________________ the foregoing Option and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Option on the books of Neoprobe Corporation.

Dated:                                     Signature:
      ----------------                                -------------------------
                                           Address:
                                                    ---------------------------

                               PARTIAL ASSIGNMENT

FOR VALUE RECEIVED ___________________________ hereby assigns and transfers unto ____________________________ the right to purchase ________ Option Units of Neoprobe Corporation, each Option Unit consisting of one share of Preferred Stock, $.001 par value, and one Class __ Warrant covered by the foregoing Option, and a proportionate part of said Option and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer that part of said Option on the books of Neoprobe Corporation.

Dated:                                     Signature:
      ----------------                                -------------------------
                                           Address:
                                                    ---------------------------